EXHIBIT 99

HSBC Finance Corporation

Quarterly Financial Supplement – December 31, 2004

HSBC Finance Corporation

Restatement

HSBC Finance Corporation has restated its consolidated financial statements for the previously reported quarterly periods ended March 31, 2004, June 30, 2004 and September 31, 2004; and the period March 29, 2003 through December 31, 2003. This Quarterly Financial Supplement includes all adjustments relating to the restatement for these prior periods. See Note 3, “Restatement,” to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2004 for further discussion of the restatement.

Basis of Reporting

Non-GAAP Financial Measures

This Quarterly Financial Supplement includes financial information which is presented on a non-GAAP basis as discussed below. Information included in this Quarterly Financial Supplement is intended to supplement and should not be considered a substitute for owned basis reporting. This Quarterly Financial Supplement should be read in conjunction with the owned basis information reported in our Annual Report on Form 10-K.

See “Reconciliations to GAAP Financial Measures” for quantitative reconciliations of non-GAAP financial information to the equivalent owned basis GAAP financial information.

Managed basis reporting We monitor our operations and evaluate trends on a managed basis (a non-GAAP financial measure), which assumes that securitized receivables have not been sold and are still on our balance sheet. We manage and evaluate our operations on a managed basis because the receivables that we securitize are subjected to underwriting standards comparable to our owned portfolio, are serviced by operating personnel without regard to ownership and result in a similar credit loss exposure for us. In addition, we fund our operations, review our operating results, and make decisions about allocating resources such as employees and capital on a managed basis.

When reporting on a managed basis, net interest income, provision for credit losses and fee income related to receivables securitized are reclassified from securitization revenue in our owned statement of income into the appropriate caption. Additionally, charge-off and delinquency associated with these receivables are included in our managed basis credit quality statistics.

Debt analysts, rating agencies and others also evaluate our operations on a managed basis for the reasons discussed above and have historically requested managed basis information from us. We believe that managed basis information enables investors and other interested parties to better understand the performance and quality of our entire managed loan portfolio and is important to understanding the quality of originations and the related credit risk inherent in our owned and securitized portfolios. As the level of our securitized receivables falls over time, managed basis and owned basis results will eventually converge, and we will only report owned basis results.

Operating results, percentages and ratios Certain percentages and ratios have been presented on an operating basis and have been calculated using “operating net income”, a non-GAAP financial measure. “Operating net income” is net income excluding certain nonrecurring items shown in the table below. These nonrecurring items are also excluded in calculating our operating basis efficiency ratios. We believe that excluding these nonrecurring items helps readers of our financial statements to better understand the results and trends of our underlying business. See our Annual Report for 2004 on Form 10-K for further discussion of these items.

HSBC Finance Corporation

A reconciliation of net income to operating net income follows:

	Three Months Ended			Year Ended

	12/31/04	9/30/04	12/31/03	12/31/04	12/31/03
		(Restated)	(Restated)		(Restated)

	(in millions)
Net income	$712	$325	$592	$1,940	$1,603
Gain on bulk sale of private label receivables, after-tax	(423)	—	—	(423)	—
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios, after-tax	121	—	—	121	—
HSBC acquisition related costs and other merger related items incurred by HSBC Finance Corporation, after-tax	—	—	—	—	167

Operating net income	$410	$325	$592	$1,638	$1,770

Predecessor and Successor Periods

HSBC Finance Corporation’s acquisition by HSBC on March 28, 2003 has resulted in a new basis of accounting reflecting the fair value of our assets and liabilities for the “successor” period beginning March 29, 2003. Information for all “predecessor” periods prior to the merger are presented using our historical basis of accounting, which impacts comparability with the “successor” period beginning March 29, 2003. To assist in the comparability of our financial results and to make it easier to discuss and understand our results of operations, this Quarterly Financial Supplement combines the “predecessor” period (January 1 to March 28, 2003) with the “successor” period (March 29 to December 31, 2003) to present “combined” results for the year ended December 31, 2003.

Reclassifications

Certain reclassifications have been made to prior period amounts to conform to the current period presentation. Immaterial adjustments have been made to decrease finance income and increase securitization revenue as reported in prior periods. These adjustments reflect corrections after discovery of a system programming error in the posting of finance income between owned receivables and receivables serviced with limited recourse. Reported net income for all prior periods was not affected by these adjustments.

HSBC Finance Corporation

CONSOLIDATED STATEMENTS OF INCOME – OWNED BASIS

Three Months

				% Change from
	Three Months Ended			Prior

	12/31/04	9/30/04	12/31/03	Qtr.	Year
		(Restated)	(Restated)

	(dollars are in millions)
Finance and other interest income	$3,001	$2,779	$2,625	8.0%	14.3%
Interest expense	918	810	669	13.3	37.2

Net interest income	2,083	1,969	1,956	5.8	6.5
Provision for credit losses	1,286	1,123	917	14.5	40.2

Net interest income after provision for credit losses	797	846	1,039	(5.8)	(23.3)

Other revenues:
Securitization revenue	127	267	347	(52.4)	(63.4)
Insurance revenue	221	203	193	8.9	14.5
Investment income	30	36	45	(16.7)	(33.3)
Derivative income	263	72	107	100+	100+
Fee income	282	302	281	(6.6)	.4
Taxpayer financial services income	8	(3)	(1)	100+	100+
Other income	164	163	158	.6	3.8
Gain on bulk sale of private label receivables	663	-	-	100.0	100.0

Total other revenues	1,758	1,040	1,130	69.0	55.6

Costs and expenses:
Salaries and fringe benefits	472	472	507	-	(6.9)
Sales incentives	104	91	64	14.3	62.5
Occupancy and equipment expenses	86	77	104	11.7	(17.3)
Other marketing expenses	199	174	142	14.4	40.1
Other servicing and administrative expenses	209	235	280	(11.1)	(25.4)
Support services from HSBC affiliates	194	183	-	6.0	100.0
Amortization of acquired intangibles	85	83	84	2.4	1.2
Policyholders’ benefits	113	93	90	21.5	25.6

Total costs and expenses	1,462	1,408	1,271	3.8	15.0

Income before income tax expense	1,093	478	898	100+	21.7
Income tax expense	381	153	306	100+	24.5

Net income	$712	$325	$592	100+ %	20.3%

Gain on bulk sale of private label receivables, after-tax	(423)	-	-	(100.0)	(100.0)
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios, after-tax	121	-	-	100.0	100.0

Operating net income(1)	$410	$325	$592	26.2%	(30.7)%

(1)	Operating net income is a non-GAAP financial measure which is provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

HSBC Finance Corporation

Securitization Revenue

	Three Months Ended

	12/31/04	9/30/04	12/31/03

	(in millions)
Net initial gains(1)	$-	$-	$84
Net replenishment gains(1)	69	112	139
Servicing revenue and excess spread	58	155	124

Total	$127	$267	$347

(1)	Net of our estimate of probable credit losses under the recourse provisions.

Receivables Securitized

	Three Months Ended

	12/31/04	9/30/04	12/31/03

	(in millions)
Auto finance	$-	$-	$516
MasterCard/ Visa(1)	-	-	-
Private label	-	-	1,000
Personal non-credit card	-	-	1,620

Total	$-	$-	$3,136

(1)	MasterCard and Visa are registered trademarks of MasterCard International, Incorporated and VISA USA Inc., respectively.

HSBC Finance Corporation

CONSOLIDATED STATEMENTS OF INCOME – OWNED BASIS

Twelve Months

	Twelve Months Ended

	12/31/04	12/31/03(1)	% Change
		(Restated)

	(dollars are in millions)
Finance and other interest income	$10,945	$10,242	6.9%
Interest expense	3,143	2,928	7.3

Net interest income	7,802	7,314	6.7
Provision for credit losses	4,334	3,967	9.3

Net interest income after provision for credit losses	3,468	3,347	3.6

Other revenues:
Securitization revenue	1,008	1,461	(31.0)
Insurance revenue	839	746	12.5
Investment income	137	196	(30.1)
Derivative income	511	286	78.7
Fee income	1,091	1,064	2.5
Taxpayer financial services income	217	185	17.3
Other income	607	381	59.3
Gain on bulk sale of private label receivables	663	-	100.0

Total other revenues	5,073	4,319	17.5

Costs and expenses:
Salaries and fringe benefits	1,886	1,998	(5.6)
Sales incentives	363	263	38.0
Occupancy and equipment expenses	323	400	(19.3)
Other marketing expenses	636	548	16.1
Other servicing and administrative expenses	868	1,149	(24.5)
Support services from HSBC affiliates	750	-	100.0
Amortization of acquired intangibles	363	258	40.7
Policyholders’ benefits	412	377	9.3
HSBC acquisition related costs incurred by HSBC Finance Corporation	-	198	(100.0)

Total costs and expenses	5,601	5,191	7.9

Income before income tax expense	2,940	2,475	18.8
Income tax expense	1,000	872	14.7

Net income	$1,940	$1,603	21.0%

Gain on bulk sale of private label receivables, after-tax	(423)	-	(100.0)
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios, after-tax	121	-	100.0
HSBC acquisition related costs incurred by HSBC Finance Corporation, after-tax	-	167	(100.0)

Operating net income(2)	$1,638	$1,770	(7.5)%

(1)	To assist in the comparability of our financial results, the “predecessor” period (January 1 to March 28, 2003) has been combined with the “successor” period (March 29 to December 31, 2003) to present “combined” results for the twelve months ended December 31, 2003. See “Basis of Reporting” for additional information regarding the “successor” period and “predecessor” period.

(2)	Operating net income is a non-GAAP financial measure which is provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

HSBC Finance Corporation

Securitization Revenue

	Twelve Months Ended

	12/31/04	12/31/03(1)

	(in millions)
Net initial gains(2)	$25	$176
Net replenishment gains(2)	414	548
Servicing revenue and excess spread	569	737

Total	$1,008	$1,461

(1)	To assist in the comparability of our financial results, the “predecessor” period (January 1 to March 28, 2003) has been combined with the “successor” period (March 29 to December 31, 2003) to present “combined” results for the twelve months ended December 31, 2003. See “Basis of Reporting” for additional information regarding the “successor” period and “predecessor” period.

(2)	Net of our estimate of probable credit losses under the recourse provisions.

Receivables Securitized

	Twelve Months Ended

	12/31/04	12/31/03(1)

	(in millions)
Auto finance	$-	$1,523
MasterCard/ Visa	550	670
Private label	190	1,250
Personal non-credit card	-	3,320

Total	$740	$6,763

(1)	To assist in the comparability of our financial results, the “predecessor” period (January 1 to March 28, 2003) has been combined with the “successor” period (March 29 to December 31, 2003) to present “combined” results for the twelve months ended December 31, 2003. See “Basis of Reporting” for additional information regarding the “successor” period and “predecessor” period.

HSBC Finance Corporation

RECEIVABLES ANALYSIS

End-of-Period Receivables

				% Change from Prior

	12/31/04	9/30/04	12/31/03	Qtr.	Year

	(dollars are in millions)
Owned receivables:
Real estate secured(1)	$64,820	$58,726	$51,221	10.4%	26.5%
Auto finance	7,544	6,823	4,138	10.6	82.3
MasterCard/ Visa	14,635	11,666	11,182	25.5	30.9
Private label(2)	3,411	14,000	12,604	(75.6)	(72.9)
Personal non-credit card	16,128	14,888	12,832	8.3	25.7
Commercial and other	317	334	401	(5.1)	(20.9)

Total owned receivables	106,855	106,437	92,378	.4	15.7

Receivables serviced with limited recourse:
Real estate secured	81	165	194	(50.9)	(58.2)
Auto finance	2,679	3,060	4,675	(12.5)	(42.7)
MasterCard/ Visa	7,583	8,843	9,967	(14.2)	(23.9)
Private label(2)	-	3,921	5,261	(100.0)	(100.0)
Personal non-credit card	3,882	4,186	6,104	(7.3)	(36.4)

Total receivables serviced with limited recourse	14,225	20,175	26,201	(29.5)	(45.7)

Managed receivables:(3)
Real estate secured	64,901	58,891	51,415	10.2	26.2
Auto finance	10,223	9,883	8,813	3.4	16.0
MasterCard/ Visa	22,218	20,509	21,149	8.3	5.1
Private label(2)	3,411	17,921	17,865	(81.0)	(80.9)
Personal non-credit card(4)	20,010	19,074	18,936	4.9	5.7
Commercial and other	317	334	401	(5.1)	(20.9)

Total managed receivables	$121,080	$126,612	$118,579	(4.4)%	2.1%

(1)	Real estate secured receivable levels reflect sales to HSBC Bank USA, N.A. of $.9 billion on March 31, 2004 and $2.8 billion on December 31, 2003.

(2)	Private label receivable levels reflect the bulk sale of domestic private label receivables in December 2004 of $12.2 billion ($15.6 billion on a managed basis) to HSBC Bank USA, N.A.

(3)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information.

(4)	Personal non-credit card receivables are comprised of the following:

	12/31/04	9/30/04	12/31/03

	(in millions)
Domestic personal unsecured	$10,725	$10,054	$9,966
Union Plus personal unsecured	474	510	714
Personal homeowner loans	4,582	4,587	4,639
Foreign unsecured	4,229	3,923	3,617

Total	$20,010	$19,074	$18,936

HSBC Finance Corporation

FINANCIAL HIGHLIGHTS – MANAGED BASIS(1)

Revenues, Average Interest-Earning Assets and Net Interest Income

Three Months

	Three Months Ended						% Change
							from Prior
			9/30/04		12/31/03
	12/31/04	(2)	(Restated)	(2)	(Restated)	(2)	Qtr.	Year

	(dollars are in millions)
Finance and other interest income	$3,601	10.64%	$3,494	10.79%	$3,472	11.11%	3.1%	3.7%
Interest expense	1,050	3.10	944	2.91	803	2.57	11.2	30.8

Net interest income	2,551	7.54%	2,550	7.88%	2,669	8.54%	—	(4.4)
Provision for credit losses	1,305		891		1,748		46.5	(25.3)

Net interest income after provision for credit losses	$1,246		$1,659		$921		(24.9)%	35.3%

Other revenues:
Insurance revenue	$221		$203		$193		8.9%	14.5%
Investment income	30		36		45		(16.7)	(33.3)
Fee income	437		498		482		(12.2)	(9.3)
Securitization revenue	(477)		(742)		264		(35.7)	(100)+
Derivative income	263		72		107		100 +	100 +
Taxpayer financial services income	8		(3)		(1)		100 +	100 +
Other income	164		163		158		.6	3.8
Gain on bulk sale of private label receivables	663		-		-		100.0	100.0

Total other revenues	$1,309		$227		$1,248		100 +	4.9%

Average managed receivables
Real estate secured	$61,543		$57,741		$53,845		6.6%	14.3%
Auto finance	10,052		9,598		8,628		4.7	16.5
MasterCard/ Visa	21,221		20,441		20,323		3.8	4.4
Private label	17,858		17,626		17,058		1.3	4.7
Personal non-credit card	19,593		18,928		18,866		3.5	3.9
Commercial and other	321		336		403		(4.5)	(20.3)
Purchase accounting fair value adjustments	243		295		444		(17.6)	(45.3)

Average managed receivables	$130,831		$124,965		$119,567		4.7%	9.4%
Average noninsurance investments	3,889		3,878		4,793		.3	(18.9)
Other interest-earning assets	660		654		637		.9	3.6

Average managed interest-earning assets	$135,380		$129,497		$124,997		4.5%	8.3%

Selected Financial Ratios:
Return on average managed assets	1.87%		.89%		1.67%		100 +%	12.0%
Efficiency ratio	36.0		49.0		30.8		(26.5)%	16.9
Net interest margin	7.54		7.88		8.54		(4.3)%	(11.7)
Risk adjusted revenue	8.37		6.66		7.51		25.7%	11.5
Excluding Nonrecurring Items/ Operating Basis:
Return on average managed assets	1.07		.89		1.67		20.2%	(35.9)
Efficiency ratio	42.2		49.0		30.8		(13.9)%	37.0
Risk adjusted revenue	7.32		6.66		7.51		9.6%	(2.8)

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	% Columns: comparison to average managed interest-earning assets, annualized.

HSBC Finance Corporation

FINANCIAL HIGHLIGHTS — MANAGED BASIS(1)

Revenues, Average Interest-Earning Assets and Net Interest Income

Twelve Months

	Twelve Months Ended

			12/31/03(3)
	12/31/04	(2)	(Restated)	(2)	% Change

	(dollars are in millions)
Finance and other interest income	$13,928	10.83%	$13,682	11.55%	1.8%
Interest expense	3,671	2.86	3,494	2.95	5.1

Net interest income	10,257	7.97%	10,188	8.60%	.7
Provision for credit losses	4,522		6,242		(27.6)

Net interest income after provision for credit losses	$5,735		$3,946		45.3%

Other revenues:
Insurance revenue	$839		$746		12.5%
Investment income	137		196		(30.1)
Fee income	1,836		1,779		3.2
Securitization revenue	(2,004)		147		(100+ )
Derivative income (expense)	511		286		78.7
Taxpayer financial services income	217		185		17.3
Other income	607		381		59.3
Gain on bulk sale of private label receivables	663		-		100.0

Total other revenues	$2,806		$3,720		(24.6)%

Average managed receivables
Real estate secured	$56,462		$50,124		12.6%
Auto finance	9,432		7,918		19.1
MasterCard/ Visa	20,674		19,272		7.3
Private label	17,579		16,016		9.8
Personal non-credit card	18,986		19,041		(.3)
Commercial and other	354		430		(17.7)
Purchase accounting fair value adjustments	319		397		(19.6)

Average managed receivables	$123,806		$113,198		9.4%
Average noninsurance investments	4,203		4,651		(9.6)
Other interest-earning assets	650		629		3.3

Average managed interest-earning assets	$128,659		$118,478		8.6%

Selected Financial Ratios:
Return on average managed assets	1.33%		1.19%		11.8%
Efficiency ratio	41.0		35.6		15.2
Net interest margin	7.97		8.60		(7.3)
Risk adjusted revenue	7.30		7.18		1.7
Excluding Nonrecurring Items/ Operating Basis:(4)
Return on average managed assets	1.12		1.32		(15.2)
Efficiency ratio	42.9		34.1		25.8
Risk adjusted revenue	7.03		7.18		(2.1)

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	% Columns: comparison to average managed interest-earning assets, annualized.

(3)	To assist in the comparability of our financial results, the “predecessor” period (January 1 to March 28, 2003) has been combined with the “successor” period (March 29 to December 31, 2003) to present “combined” results for the twelve months ended December 31, 2003. See “Basis of Reporting” for additional information regarding the “successor” period and “predecessor” period.

(4)	Operating net income is a non-GAAP financial measure which is provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

HSBC Finance Corporation

CREDIT QUALITY/CREDIT LOSS RESERVES – MANAGED BASIS(1)

Two-Months-and-Over Contractual Delinquency

As a percent of managed consumer receivables, excludes commercial.	12/31/04	9/30/04	12/31/03

Real estate secured	2.97%	3.30%	4.35%
Auto finance	2.96	2.74	3.84
MasterCard/Visa	3.98	4.44	4.16
Private label	4.13	4.76	4.94
Personal non-credit card	9.30	9.52	10.69

Total	4.24%	4.59%	5.39%

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average managed consumer receivables, annualized, excludes commercial.	12/31/04	9/30/04	12/31/03

Real estate secured	1.04%	1.19%	.94%
Auto finance	4.47	6.04	6.27
MasterCard/Visa(2)	7.54	6.92	7.03
Private label(2)	9.22	4.85	4.95
Personal non-credit card	8.55	10.12	10.05

Total	4.61%	4.38%	4.39

Real estate charge-offs and REO expense as a percent of average managed real estate secured receivables	1.17%	1.31%	1.37%

Credit Loss Reserves

	12/31/04	9/30/04	12/31/03

	(in millions)
Reserves for managed receivables at beginning of quarter	$5,199	$5,699	$5,733
Provision for credit losses	1,305	891	1,748
Charge-offs, net of recoveries	(1,502)	(1,363)	(1,304)
Other, net	(487)	(28)	(10)

Reserves for managed receivables at end of quarter	$4,515	$5,199	$6,167

Reserves as a percent of managed receivables	3.73%	4.11%	5.20%

Nonperforming Assets

	12/31/04	9/30/04	12/31/03

	(in millions)
Nonaccrual managed receivables	$3,558	$3,476	$4,009
Accruing managed receivables 90 or more days delinquent	607	1,201	1,215
Renegotiated commercial loans	2	1	2

Total nonperforming managed receivables	4,167	4,678	5,226
Real estate owned	587	601	631

Total nonperforming assets	$4,754	$5,279	$5,857

Managed credit loss reserves as a percent of nonperforming managed receivables	108.4%	111.1%	118.0%

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

(2)	The adoption of charge-off policies in accordance with the Uniform Retail Credit Classification and Account Management Policy issued by the Federal Financial Institutions Examination Council for our domestic private label and our MasterCard and Visa portfolios in December 2004 increased private label net charge-offs by $197 million (442 basis points), MasterCard/ Visa net charge-offs by $5 million (10 basis points) and total consumer net charge-offs by $202 million (62 basis points) during the quarter ended December 31, 2004.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES

Revenues, Average Interest-Earning Assets and Net Interest Income

Three Months

				Three Months Ended 9/30/04			Three Months Ended 12/31/03
	Three Months Ended 12/31/04			(Restated)			(Restated)

		Serviced with			Serviced with			Serviced with
		Limited			Limited			Limited
	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed

	(dollars are in millions)
Finance and other interest income	$3,001	$600	$3,601	$2,779	$715	$3,494	$2,625	$847	$3,472
Interest expense	918	132	1,050	810	134	944	669	134	803

Net interest income	2,083	468	2,551	1,969	581	2,550	1,956	713	2,669
Provision for credit losses	1,286	19	1,305	1,123	(232)	891	917	831	1,748

Net interest income after provision for credit losses	$797	$449	$1,246	$846	$813	$1,659	$1,039	$(118)	$921

Other revenues:
Securitization revenue	$127	$(604)	$(477)	$267	$(1,009)	$(742)	$347	$(83)	$264
Insurance revenue	221	-	221	203	-	203	193	-	193
Investment income	30	-	30	36	-	36	45	-	45
Fee income	282	155	437	302	196	498	281	201	482
Derivative income	263	-	263	72	-	72	107	-	107
Taxpayer financial services income	8	-	8	(3)	-	(3)	(1)	-	(1)
Other income	164	-	164	163	-	163	158	-	158
Gain on bulk sale of private label receivables	663	-	663	-	-	-	-	-	-

Total other revenues	$1,758	$(449)	$1,309	$1,040	$(813)	$227	$1,130	$118	$1,248

Average receivables:
Real estate secured	$61,445	$98	$61,543	$57,570	$171	$57,741	$53,642	$203	$53,845
Auto finance	7,191	2,861	$10,052	6,238	3,360	9,598	3,961	4,667	8,628
MasterCard/Visa	13,009	8,212	$21,221	11,251	9,190	20,441	10,379	9,944	20,323
Private label	14,349	3,509	$17,858	13,310	4,316	17,626	12,564	4,494	17,058
Personal non-credit card	15,671	3,922	$19,593	14,423	4,505	18,928	13,606	5,260	18,866
Commercial and other	321	-	$321	336	-	336	403	-	403
Purchase accounting fair value adjustments	243	-	$243	295	-	295	444	-	444

Average receivables	$112,229	$18,602	$130,831	$103,423	$21,542	$124,965	$94,999	$24,568	$119,567
Average noninsurance investments	3,889	-	3,889	3,878	-	3,878	4,793	-	4,793
Other interest-earning assets	660	-	660	654	-	654	637	-	637

Average interest-earning assets	$116,778	$18,602	$135,380	$107,955	$21,542	$129,497	$100,429	$24,568	$124,997

Net interest income as a percentage of average interest-earning assets	7.13%	10.06%	7.54%	7.29%	10.79%	7.88%	7.79%	11.61%	8.54%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization revenue in our owned statements of income into the appropriate caption.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES

Revenues, Average Interest-Earning Assets and Net Interest Income

Twelve Months

				Twelve Months Ended 12/31/03
	Twelve Months Ended 12/31/04			(Restated)

		Serviced with			Serviced
		Limited			with Limited
	Owned	Recourse(1)	Managed	Owned	Recourse(1)	Managed

	(dollars are in millions)
Finance and other interest income	$10,945	$2,983	$13,928	$10,242	$3,440	$13,682
Interest expense	3,143	528	3,671	2,928	566	3,494

Net interest income	7,802	2,455	10,257	7,314	2,874	10,188
Provision for credit losses	4,334	188	4,522	3,967	2,275	6,242

Net interest income after provision for credit losses	$3,468	$2,267	$5,735	$3,347	$599	$3,946

Other revenues:
Securitization revenue	$1,008	$(3,012)	$(2,004)	$1,461	$(1,314)	$147
Insurance revenue	839	-	839	746	-	746
Investment income	137	-	137	196	-	196
Fee income	1,091	745	1,836	1,064	715	1,779
Derivative income	511	-	511	286	-	286
Taxpayer financial services income	217	-	217	185	-	185
Other income	607	-	607	381	-	381
Gain on bulk sale of private label receivables	663	-	663	-	-	-

Total other revenues	$5,073	$(2,267)	$2,806	$4,319	$(599)	$3,720

Average receivables:
Real estate secured	$56,303	$159	$56,462	$49,852	$272	$50,124
Auto finance	5,785	3,647	9,432	2,920	4,998	7,918
MasterCard/ Visa	11,575	9,099	20,674	9,517	9,755	19,272
Private label	13,029	4,550	17,579	11,942	4,074	16,016
Personal non-credit card	14,194	4,792	18,986	14,009	5,032	19,041
Commercial and other	354	-	354	430	-	430
Purchase accounting fair value adjustments	319	-	319	397	-	397

Average receivables	$101,559	$22,247	$123,806	$89,067	$24,131	$113,198
Average noninsurance investments	4,203	-	4,203	4,651	-	4,651
Other interest-earning assets	650	-	650	629	-	629

Average interest-earning assets	$106,412	$22,247	$128,659	$94,347	$24,131	$118,478

Net interest income as a percentage of average interest-earning assets	7.33%	11.04%	7.97%	7.75%	11.91%	8.60%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization revenue in our owned statements of income into the appropriate caption.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES

Selected Financial Ratios

	Three Months Ended			Twelve Months Ended

		9/30/04	12/31/03	12/31/04	12/31/03
	12/31/04	(Restated)	(Restated)		(Restated)

	(dollars are in millions)
Return on Average Common Shareholder’s(s’) Equity:
Net income	$712	$325	$592	$1,940	$1,603
Dividends on preferred stock	(18)	(18)	(18)	(72)	(76)

Net income available to common shareholders	$694	$307	$574	$1,868	$1,527
Gain on bulk sale of private label receivables, after-tax	(423)	-	-	(423)	-
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios, after-tax	121	-	-	121	-
HSBC acquisition related costs incurred by HSBC Finance Corporation, after-tax	-	-	-	-	167

Operating net income available to common shareholders	$392	$307	$574	$1,566	$1,694

Average common shareholder’s(s’) equity	$16,838	$17,367	$15,902	$17,003	$14,209

Return on average common shareholder’s(s’) equity	16.5%	7.1%	14.5%	11.0%	10.7%
Return on average common shareholder’s(s’) equity, operating basis	9.4	7.1	14.5	9.2	11.9

Return on Average Assets:
Net income	$712	$325	$592	$1,940	$1,603
Operating net income	410	325	592	1,638	1,770

Average assets:
Owned basis	$134,316	$124,512	$117,532	$123,921	$110,097
Serviced with limited recourse	18,602	21,542	24,568	22,247	24,131

Managed basis	$152,918	$146,054	$142,100	$146,168	$134,228

Return on average owned assets	2.12%	1.04	2.02%	1.57%	1.46%
Return on average owned assets, operating basis	1.22	1.04	2.02	1.32	1.61
Return on average managed assets	1.87	.89	1.67	1.33	1.19
Return on average managed assets, operating basis	1.07	.89	1.67	1.12	1.32

HSBC Finance Corporation

	Three Months Ended			Twelve Months Ended

		9/30/04	12/31/03	12/31/04	12/31/03
	12/31/04	(Restated)	(Restated)		(Restated)

	(dollars are in millions)
Efficiency Ratio:
Total costs and expenses less policyholders’ benefits	$1,349	$1,315	$1,181	$5,189	$4,814
HSBC acquisition related costs incurred by HSBC Finance Corporation	-	-	-	-	(198)

Total costs and expenses less policyholders’ benefits, excluding nonrecurring items	$1,349	$1,315	$1,181	$5,189	$4,616

Net interest income and other revenues less policyholders’ benefits:
Owned basis	$3,728	$2,916	$2,996	$12,463	$11,256
Serviced with limited recourse	19	(232)	831	188	2,275

Managed basis	$3,747	$2,684	$3,827	$12,651	$13,531

Gain on bulk sale of private label receivables	$663	$-	$-	$663	$-
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios:
Owned basis	151	-	-	151	-
Managed basis	107	-	-	107	-
Net interest income and other revenues less policyholders’ benefits, excluding nonrecurring items:
Owned basis	$3,216	$2,916	$2,996	$11,951	$11,256
Serviced with limited recourse	(25)	(232)	831	144	2,275

Managed basis	$3,191	$2,684	$3,827	$12,095	$13,531

Owned basis efficiency ratio	36.1%	45.1%	39.4%	41.6%	42.8%
Owned basis efficiency ratio, operating basis	41.9	45.1	39.4	43.4	41.0
Managed basis efficiency ratio	36.0	49.0	30.8	41.0	35.6
Managed basis efficiency ratio, operating basis	42.2	49.0	30.8	42.9	34.1

Managed Basis Risk Adjusted Revenue:
Net interest income	$2,551	$2,550	$2,669	$10,257	$10,188
Other revenues, excluding securitization revenue	1,786	969	984	4,810	3,573
Less: Net charge-offs	(1,502)	(1,363)	(1,304)	(5,674)	(5,254)

Risk adjusted revenue	$2,835	$2,156	$2,349	$9,393	$8,507
Gain on bulk sale of private label receivables	(663)	-	-	(663)	-
Adoption of FFIEC charge-off policies for domestic private label and MasterCard and Visa portfolios	309	-	-	309	-

Risk adjusted revenue, excluding nonrecurring items	2,481	2,156	2,349	9,039	8,507

Average interest-earning assets	$135,380	$129,497	$124,997	$128,659	$118,478

Managed basis risk adjusted revenue	8.37%	6.66%	7.51%	7.30%	7.18%
Managed basis risk adjusted revenue, operating basis	7.32	6.66	7.51	7.03	7.18

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES

Credit Quality/ Credit Loss Reserves

	Two-Months-and-Over			Quarter-to-Date Charge-offs,
	Contractual Delinquency			Net of Recoveries

	Two-Months-		Two-Months-
	and-Over	Consumer	and-Over		Average
	Contractual	Receivables	Contractual	Net	Consumer	Net
	Delinquency	Outstanding	Delinquency(1)	Charge-offs	Receivables	Charge-offs(1)

	(dollars are in millions)
December 31, 2004
Owned:
First mortgage	$1	$26	5.04%	$-	$26	-%
Real estate secured	1,920	64,820	2.96	159	61,445	1.04
Auto finance	156	7,544	2.07	49	7,191	2.73
MasterCard/ Visa	714	14,635	4.88	275	13,009	8.44
Private label	141	3,411	4.13	328	14,349	9.16
Personal non-credit card	1,401	16,128	8.69	316	15,671	8.06

Total	$4,333	$106,564	4.07%	$1,127	$111,691	4.04%

Serviced with Limited Recourse:
Real estate secured	$10	$81	12.35%	$1	$98	4.08%
Auto finance	147	2,679	5.49	63	2,861	8.81
MasterCard/ Visa	170	7,583	2.24	125	8,212	6.09
Private label	-	-	-	83	3,509	9.46
Personal non-credit card	461	3,882	11.88	103	3,921	10.51

Total	$788	$14,225	5.54%	$375	$18,601	8.06%

Managed:
First mortgage	$1	$26	5.04%	$-	$26	-%
Real estate secured	1,930	64,901	2.97	160	61,543	1.04
Auto finance	303	10,223	2.96	112	10,052	4.47
MasterCard/ Visa	884	22,218	3.98	400	21,221	7.54
Private label	141	3,411	4.13	411	17,858	9.22
Personal non-credit card	1,862	20,010	9.30	419	19,592	8.55

Total	$5,121	$120,789	4.24%	$1,502	$130,292	4.61%

September 30, 2004
Owned:
First mortgage	$2	$27	5.78%	$-	$28	.41%
Real estate secured	1,921	58,726	3.27	171	57,570	1.19
Auto finance	124	6,823	1.81	57	6,238	3.66
MasterCard/ Visa	681	11,666	5.84	239	11,251	8.50
Private label	660	14,000	4.72	159	13,310	4.79
Personal non-credit card	1,314	14,888	8.83	343	14,423	9.50

Total	$4,702	$106,130	4.43%	$969	$102,820	3.77%

Serviced with Limited Recourse:
Real estate secured	$21	$165	12.73%	$-	$171	-%
Auto finance	146	3,060	4.77	88	3,360	10.48
MasterCard/ Visa	230	8,843	2.60	115	9,190	5.01
Private label	193	3,921	4.92	55	4,316	5.10
Personal non-credit card	502	4,186	11.99	136	4,505	12.08

Total	$1,092	$20,175	5.41%	$394	$21,542	7.32%

Managed:
First mortgage	$2	$27	5.78%	$-	$28	.41%
Real estate secured	1,942	58,891	3.30	171	57,741	1.19
Auto finance	270	9,883	2.74	145	9,598	6.04
MasterCard/ Visa	911	20,509	4.44	354	20,441	6.92
Private label	853	17,921	4.76	214	17,626	4.85
Personal non-credit card	1,816	19,074	9.52	479	18,928	10.12

Total	$5,794	$126,305	4.59%	$1,363	$124,362	4.38%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES

Credit Quality/ Credit Loss Reserves (Continued)

				Quarter-to-Date Charge-offs,
	Two-Months-and-Over Contractual Delinquency			Net of Recoveries

	Two-Months-		Two-Months-
	and-Over	Consumer	and-Over		Average
	Contractual	Receivables	Contractual	Net	Consumer	Net
	Delinquency	Outstanding	Delinquency(1)	Charge-offs	Receivables	Charge-offs(1)

	(dollars are in millions)
December 31, 2003
Owned:
First mortgage	$3	$35	9.14%	$-	$35	1.13%
Real estate secured	2,217	51,221	4.33	126	53,642	.94
Auto finance	104	4,138	2.51	33	3,961	3.36
MasterCard/Visa	644	11,182	5.76	222	10,379	8.55
Private label	683	12,604	5.42	159	12,564	5.05
Personal non-credit card	1,285	12,832	10.01	344	13,606	10.11

Total	$4,936	$92,012	5.36%	$884	$94,187	3.75%

Serviced with Limited Recourse:
Real estate secured	$21	$194	11.05%	$1	$203	1.58%
Auto finance	234	4,675	5.01	102	4,667	8.74
MasterCard/Visa	237	9,967	2.38	135	9,944	5.43
Private label	200	5,261	3.79	52	4,494	4.66
Personal non-credit card	740	6,104	12.12	130	5,260	9.90

Total	$1,432	$26,201	5.47%	$420	$24,568	6.85%

Managed:
First mortgage	$3	$35	9.14%	$-	$35	1.13%
Real estate secured	2,238	51,415	4.35	127	53,845	.94
Auto finance	338	8,813	3.84	135	8,628	6.27
MasterCard/Visa	881	21,149	4.16	357	20,323	7.03
Private label	883	17,865	4.94	211	17,058	4.95
Personal non-credit card	2,025	18,936	10.69	474	18,866	10.05

Total	$6,368	$118,213	5.39%	$1,304	$118,755	4.39%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

		Serviced with
	Owned	Limited Recourse	Managed

	(dollars are in millions)
Real Estate Charge-offs and REO Expense:
Three months ended December 31, 2004
Real estate charge-offs and REO expense	$179	$1	$180
Average real estate secured receivables	61,445	98	61,543

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.17%	-	1.17%

Three months ended September 30, 2004
Real estate charge-offs and REO expense	$189	$-	$189
Average real estate secured receivables	57,570	171	57,741

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.31%	-	1.31%

Three months ended December 31, 2003
Real estate charge-offs and REO expense	$183	$1	$184

Average real estate secured receivables	53,642	203	53,845

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.37%	1.58%	1.37%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

HSBC Finance Corporation

RECONCILIATION TO GAAP FINANCIAL MEASURES

Credit Quality/Credit Loss Reserves (Continued)

		Serviced with
	Owned	Limited Recourse	Managed

	(dollars are in millions)
Credit Loss Reserves:
Three months ended December 31, 2004
Reserves for receivables at beginning of quarter	$3,953	$1,246	$5,199
Provision for credit losses	1,286	19	1,305
Charge-offs, net of recoveries	(1,127)	(375)	(1,502)
Other, net	(487)	-	(487)

Reserves for receivables at end of quarter	$3,625	$890	$4,515

Receivables	$106,855	$14,225	$121,080
Credit loss reserves as a percent of receivables	3.39%	6.26%	3.73%

Three months ended September 30, 2004
Reserves for receivables at beginning of quarter	$3,795	$1,904	$5,699
Provision for credit losses	1,123	(232)	891
Charge-offs, net of recoveries	(969)	(394)	(1,363)
Other, net	4	(32)	(28)

Reserves for receivables at end of quarter	$3,953	$1,246	$5,199

Receivables	$106,437	$20,175	$126,612
Credit loss reserves as a percent of receivables	3.71%	6.18%	4.11%

Three months ended December 31, 2003
Reserves for receivables at beginning of quarter	$3,779	$1,954	$5,733
Provision for credit losses	917	831	1,748
Charge-offs, net of recoveries	(884)	(420)	(1,304)
Other, net	(19)	9	(10)

Reserves for receivables at end of quarter	$3,793	$2,374	$6,167

Receivables	$92,378	$26,201	$118,579
Credit loss reserves as a percent of receivables	4.11%	9.06%	5.20%

Nonperforming Assets:
December 31, 2004
Nonaccrual receivables	$3,012	$546	$3,558
Accruing receivables 90 or more days delinquent	507	100	607
Renegotiated commercial loans	2	-	2

Total nonperforming receivables	3,521	646	4,167
Real estate owned	587	-	587

Total nonperforming assets	$4,108	$646	$4,754

Credit loss reserves as a percent of nonperforming receivables	103.0%	-	108.4%

September 30, 2004
Nonaccrual receivables	$2,891	$585	$3,476
Accruing receivables 90 or more days delinquent	905	296	1,201
Renegotiated commercial loans	1	-	1

Total nonperforming receivables	3,797	881	4,678
Real estate owned	601	-	601

Total nonperforming assets	$4,398	$881	$5,279

Credit loss reserves as a percent of nonperforming receivables	104.1%	-	111.1%

December 31, 2003
Nonaccrual receivables	$3,144	$865	$4,009
Accruing receivables 90 or more days delinquent	904	311	1,215
Renegotiated commercial loans	2	-	2

Total nonperforming receivables	4,050	1,176	5,226
Real estate owned	631	-	631

Total nonperforming assets	$4,681	$1,176	$5,857

Credit loss reserves as a percent of nonperforming receivables	93.7%	-	118.0%